Exhibit No. 10.12

SECOND AMENDMENT TO EXCHANGE AGREEMENT

THIS SECOND AMENDMENT (“Amendment”) to the Exchange Agreement dated June 7, 2022, between SAFE PRO GROUP INC. f/k/a Cybernate Corp., a Delaware corporation (the “Parent”), SAFE-PRO USA, LLC, a limited liability organized under the laws of Florida (the “Company”) and the Members of the Company (each a “Member” and collectively “Members”) is made as of this 12th day of May 2023.

W I T N E S S E T H :

WHEREAS, the Parent, the Company, and the Members executed that certain Exchange Agreement dated June 7, 2022 (“Exchange Agreement”);

WHEREAS, the Parent, the Company, and the Members entered into that certain First Amendment to Exchange Agreement on October 27, 2022, extending certain dates in Section 7.07(ii) thereof; and

WHEREAS, the Parent, the Company, and the Members desire to amend the Exchange Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenant and conditions contained herein, the Parties agree as follows:

1.	This Second Amendment to Exchange Agreement replaces and supersedes the First Amendment to Exchange Agreement.

2.	From and after the date hereof, the following provisions are amended as below:

a.	Section 7.07(ii) shall be amended to replace the date of November 30, 2022, with September 15, 2023. All dates related to the date of November 30, 2022 as contained in Section 707(ii) shall be adjusted accordingly by replacing November 30, 2022 with September 15, 2023.

3.	Other Terms Unchanged. The Exchange Agreement, as amended by this Amendment, remains, and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed.

4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The Parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO SECOND AMENDMENT TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized signatories all as of the day and year first above written.

SAFE PRO GROUP INC.

f/k/a Cybernate Corp.

By:	/s/ Daniyel Erdberg
Daniyel Erdberg, CEO

SAFE-PRO USA, LLC

By:	/s/ Pravin Borkar
Pravin Borkar, Manager

MEMBERS

By:	/s/ Pravin Borkar
Pravin Borkar, Member